Exhibit 99.1

MEDIA CONTACT: Jani Spede

EDGAR Online Public Relations

Phone: (866) 669-2889

jspede@edgar-online.com

INVESTOR CONTACT: Mike Frank

Director, Investor Relations

Phone: (212) 457-8231

mfrank@edgar-online.com

EDGAR Online Announces a Channel Agreement with RR Donnelley as a Marketer and Reseller of I-Metrix Service

Magnifies Sales Reach for EDGAR Online and Enhances RR Donnelley Financial Services’ Solutions for Public Companies

SOUTH NORWALK, Conn. – February 9, 2006 — EDGAR® Online®, Inc. (Nasdaq: EDGR), announced today a limited exclusive sales and marketing agreement with R.R. Donnelley (NYSE: RRD) through which the RR Donnelley global sales force will offer EDGAR Online’s I-Metrix™ suite of eXtensible Business Reporting Language (XBRL) products to RR Donnelley’s customers and prospects.

I-Metrix provides accurate, timely and detailed financial information, to corporate, financial services and advisory firms. I-Metrix embodies the vision of “interactive data” championed by SEC Chairman Christopher Cox in his recent statements.

The RR Donnelley and EDGAR Online alliance combines EDGAR Online’s expertise in providing value-added business and financial information with RR Donnelley’s preeminence in financial printing and filing services. The agreement will create incremental revenue for both companies as part of a broader relationship based on meeting the XBRL processing and analytical needs of public companies.

RR Donnelley Financial Services Business Unit President Tom Juhase said, “We are pleased to announce this further extension of our existing relationship with EDGAR Online to provide leading-edge solutions and tools to our customers. We think that I-Metrix products are perfectly suited for our customers and will allow them to gain access to critical data and insight on their company and competitors. “

EDGAR Online CEO and President Susan Strausberg added, “There is great synergy here. Opening up this channel of distribution and working with the industry-leading Donnelley team will accelerate the penetration of I-Metrix products into the corporate market.”

On January 31, 2006, RR Donnelley announced an agreement with EDGAR Online to offer XBRL processing services that will enable RR Donnelley to easily prepare quarterly and annual financial as well as registration statements in XBRL for submission to the SEC.

About EDGAR® Online®, Inc.

EDGAR Online, Inc. (Nasdaq: EDGR), www.edgar-online.com, is a leading provider of value-added business and financial information on global companies to financial, corporate and advisory professionals. The company makes its information and a variety of analysis tools available via online subscriptions and licensing agreements to a large user base.

About RR Donnelley

RR Donnelley (NYSE: RRD) is the world’s premier full-service provider of print and related services, including document-based business process outsourcing. Founded more than 140 years ago, the company provides solutions in commercial printing, direct mail, financial printing, print fulfillment, forms and labels, logistics, call centers, transactional print-and-mail, print management, online services, digital photography, color services, and content and database management to customers in the publishing, healthcare, advertising, retail, technology, financial services and many other industries. The largest companies in the world and others rely on RR Donnelley’s scale, scope and insight through a comprehensive range of online tools, variable printing services and market-specific solutions. For more information, visit the company’s web site at www.rrdonnelley.com.

“Forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 may be included in this news release. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. EDGAR Online, Inc. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by EDGAR Online, Inc. with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with our ability to (i) increase revenues, (ii) obtain profitability, and (iii) obtain additional financing, changes in general economic and business conditions (including in the online business and financial information industry), actions of our competitors, the extent to which we are able to develop new services and markets for our services, risks in connection with acquisitions, the time and expense involved in such development activities, the level of demand and market acceptance of our services and changes in our business strategies.

EDGAR® is a federally registered trademark of the U.S. Securities and Exchange Commission (SEC). EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.

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